Exhibit 10.5

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 3, 2020 (the “Sixth Amendment Effective Date”), by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation, as borrower (“Borrower”), HANCOCK WHITNEY BANK, a Mississippi state chartered bank, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the Lenders.  Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).

RECITALS

A.	Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated or supplemented, the “Credit Agreement”).
B.	Borrower, Administrative Agent, and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the defined terms “LIBOR” and “Revolving Credit Termination Date” in their entirety to read as follows:

“LIBOR means, subject to the implementation of a Benchmark Replacement in accordance with Section 4.4, the One Month London InterBank Offered Rate in U.S. Dollars as calculated and published by the Intercontinental Exchange Benchmark Administration Ltd. (“ICE,” or the successor thereto if ICE is no longer making a London Interbank Offered Rate available) and in effect on the first day of each calendar month. The One Month ICE LIBOR shall be obtained by Agent from an intermediary rate reporting source such as Bloomberg, L.P. or other authoritative rate reporting source as selected by Agent, and is based on an average of interbank offered rates for one month deposits in U.S. Dollars based on quotes from designated banks in the London market.  The One Month ICE LIBOR shall be rounded up to the nearest one-eighth (1/8th) of one percent by Agent to determine the index (the "LIBOR Index").  Notwithstanding anything in this Agreement to the contrary, if the One Month ICE LIBOR as reported by Bloomberg, L.P or other rate reporting source is less than 1.00%, then it shall be deemed to be one percent (1.00%) and the LIBOR Index shall be rounded up to one-eighth (1/8th) of one percent. The LIBOR Index shall be adjusted on the first day of each calendar month.  The LIBOR Index is not necessarily the lowest rate charged by Agent for any particular class of borrowers or credit extensions.  Borrower understands that Agent may make loans based on other rates as well. If the LIBOR Index becomes unavailable during the term of this Agreement, Agent may designate a substitute index by notice to Borrower.  Borrower may obtain the current LIBOR Index from Agent upon Borrower’s request. Agent’s determination of the LIBOR Index shall be conclusive absent demonstrable error.”

“Revolving Credit Termination Date means the earliest to occur of (a) June 30, 2022, (b) the date of termination of the entire Revolving Commitment by Borrower pursuant to Section 2.7, or (c) the date of termination of the Revolving Commitment pursuant to Section 11.2.”

(b)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical order as follows:

“Average Liquidity means (a) the sum of (i) Liquidity as of the end of any month of determination and (ii) Liquidity as of the end of the two immediately prior months divided by (b) three (3).”

“Benchmark Replacement means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.”

“Benchmark Replacement Adjustment means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.”

“Benchmark Replacement Conforming Changes means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement).”

“Benchmark Replacement Date means the earlier to occur of the following events with respect to LIBOR:

(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; and

(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.”

“Benchmark Transition Event means the occurrence of one or more of the following events with respect to LIBOR:

(a)a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;

(b)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.”

“Benchmark Transition Start Date means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Agent or the Required Lenders, as applicable, by notice to Borrower, Agent (in the case of such notice by the Required Lenders) and the Lenders.”

“Benchmark Unavailability Period means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 4.4 and (b) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 4.4.”

“Early Opt-in Election means the occurrence of:

(a) (i) a determination by the Agent or (ii) a notification by the Required Lenders to the Agent (with a copy to Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 4.4 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and

(b) (i) the election by the Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Agent of written notice of such election to Borrower and the Lenders or by the Required Lenders of written notice of such election to the Agent.”

“Relevant Governmental Body means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.”

“SOFR with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.”

“Term SOFR means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.”

(c)Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“4.4Inability to Determine Rates

.

(a)Circumstances Affecting LIBOR Availability. If Agent determines that for any reason adequate and reasonable means do not exist for determining LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan, or that LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, Agent will promptly so notify Borrower. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans shall be suspended until Agent revokes such notice. Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of, Conversion to or Continuation of a LIBOR Loan or, failing that, will be deemed to have converted such request into a request for a Borrowing of a Base Rate Loan in the amount specified therein.

(b)Effect of Benchmark Transition Event.

(i)Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Agent and Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 4.4 will occur prior to the applicable Benchmark Transition Start Date.

(ii)Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)Notices; Agent will promptly notify Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or Lenders pursuant to Section 4.4, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to Section 4.4.

(iv)Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for a LIBOR Loan of, Conversion to or Continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.”

(d)Section 10.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.4Liquidity

.  The Companies shall not permit Average Liquidity, as of the last day of any month, to be less than $40,000,000.”

(e)Section 13.8 of the Credit Agreement is hereby amended by adding a new clause (e) in its appropriate order to read as follows:

“(e)Notwithstanding anything to the contrary herein, the Agent may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 4.4 in accordance with the terms of Section 4.4.”

2.Conditions.  This Amendment shall be effective once each of the following have been delivered to Administrative Agent:

(a)this Amendment executed by Borrower, Administrative Agent, and the Lenders;

(b)the Guarantors’ Consent and Agreement attached to this Amendment executed by Guarantors;

(c)an officer’s certificate of Borrower, attaching or including the following:

(i)copies of resolutions of the Board of Directors of Borrower and each other Loan Party that is a legal entity approving the transactions contemplated by the Credit Agreement and authorizing certain officers of Borrower and other Loan Parties to negotiate, execute, and deliver this Amendment and the other Loan Documents in connection herewith the Loan Documents, certified by a secretary or assistant secretary of Borrower to be true and correct and in full force and effect as of the Sixth Amendment Effective Date; and

(ii)an incumbency certificate of Borrower and each other Loan Party that is a legal entity certified by a secretary or assistant secretary of Borrower or such Loan Party to be true and correct as of Sixth Amendment Effective Date with specimen signatures of the officers of each Loan Party authorized to execute and deliver Loan Documents to the Administrative Agent and Lenders;

(d)such other documents as Administrative Agent may reasonably request; and

(e)payment by Borrower of all agreed fees and expenses of Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby, including an amendment fee of $40,000 payable to Administrative Agent, for the benefit of the Lenders.  Such fee shall be fully earned and non-refundable as of the date of the effectiveness of this Amendment.

3.Representations and Warranties.  Borrower represents and warrants to Administrative Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) no changes have been made to Borrower’s Organizational Documents since the date of the certificate delivered in connection with the closing of the Credit Agreement (f) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (g) before and after giving effect to this Amendment it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (h) before and after giving effect to this Amendment no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.

4.Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment.  Except as affected by this Amendment, the Loan Documents remain unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Administrative Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.Miscellaneous.

(a)No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in Proper Form.

(c)Headings.  The headings and captions used in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment, the Credit Agreement, or any other Loan Document.

(d)Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)Multiple Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Louisiana law.

(h)Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Administrative Agent, and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the immediately following pages.]

Signature Page to

Sixth Amendment to Credit Agreement

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

GULF ISLAND FABRICATION, INC., a Louisiana corporation

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

Signature Page to

Sixth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as Administrative Agent

By:  /s/ Tommy D. Pitre

Name:  Tommy D. Pitre

Title:    Senior Vice President

Signature Page to

Sixth Amendment to Credit Agreement

LENDERS:

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as sole Lender

By:  /s/ Tommy D. Pitre

Name:  Tommy D. Pitre

Title:    Senior Vice President

Guarantors’ Consent

and Agreement to Sixth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to the Administrative Agent and each Lender to execute, and in consideration of the Administrative Agent and each Lender’s execution of, the Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the Guaranty executed by such undersigned in connection with the Credit Agreement, or under any other Loan Documents executed by the undersigned to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of the Amendment, (b) before and after giving effect to the Amendment, it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) before and after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing. The undersigned hereby releases, discharges and acquits Administrative Agent and each Lender from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, and lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Guaranty prior to the date of the Amendment.  This Guarantors’ Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of the Administrative Agent, each Lender and their respective successors and assigns.

[Signature Page Follows]

Signature Page to

Sixth Amendment to Credit Agreement

GUARANTORS:

GULF ISLAND WORKS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

GULF ISLAND EPC, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

Signature Page to

Sixth Amendment to Credit Agreement

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

GULF MARINE FABRICATORS, L.P., a Texas limited partnership

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its general partner

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

GULF ISLAND, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

Signature Page to

Sixth Amendment to Credit Agreement

GULF ISLAND RESOURCES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

GULF ISLAND SHIPYARDS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name: Richard W. Heo

Title:   President & CEO